Total number of pages:                          RLG/258345/031196
Exhibit Index located on page 5
                              --



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                       Date of Report - February 29, 1996
            (Date of earliest event reported) - (February 29, 1996)


                          FULTON FINANCIAL CORPORATION
                   ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        Pennsylvania                   0-10587          23-2195389
------------------------------     -----------        --------------
(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation)                 File Number)       Identification Number)



One Penn Square, P.O. Box 4887, Lancaster, PA                17604
---------------------------------------------              ----------
 (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (717) 291-2411
                                                    --------------

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ITEM 2.  ACQUISITION OF ASSETS.

     On February 29, 1996, Fulton Financial Corporation ("FFC") acquired Gloucester County Bankshares, Inc. ("GCB"), a bank holding company headquartered in Woodbury, NJ. The acquisition was accomplished by merging GCB with and into FFC (the "Merger"). By virtue of this acquisition, FFC became the parent holding company of The Bank of Gloucester County ("TBGC") which is an FDIC-insured New Jersey bank with six offices and total assets of about $202 million. TBGC is FFC's ninth subsidiary bank and the third subsidiary bank located outside of Pennsylvania. The Merger increases FFC's assets to approximately $3.5 billion and also increases to 111 the number of banking offices operated by FFC's subsidiary banks.

     The Merger was consummated pursuant to the previously-announced Merger Agreement dated as of October 25, 1995 (the "Merger Agreement"), between FFC and GCB. In accordance with the terms of the Merger Agreement, each of the 1,032,901 issued and outstanding shares of the $5.00 par value common stock of GCB has been converted into 1.58 shares of the $2.50 par value common stock of FFC ("FFC Common Stock"). Former stockholders of GCB will receive cash in lieu of fractional shares of FFC Common Stock at the rate of $21.50 per share. GCB has certain options to purchase its common stock outstanding, which options have been converted to options to acquire FFC's Common Stock pursuant to the Merger Agreement.

     Pursuant to General Instruction F to Form 8-K, the Press Release dated February 29, 1996 announcing the consummation of the Merger attached to this Current Report as Exhibit 1 is hereby incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The acquisition of GCB by FFC does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no financial statements of GCB are required to be filed as part of this Report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The acquisition of GCB by FFC does not involve a "significant amount of assets" under the instructions of Form 8-K and thus no pro forma financial information with respect to GCB is required to be filed as part of this Report.

     (c)  EXHIBITS.

     Pursuant to Item 7(c) of Form 8-K, FFC hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

     Number    Title
     ------    -----

     *  2      Merger Agreement dated as of October 25, 1995 between Fulton
               Financial Corporation and Gloucester County Bankshares, Inc.

     99        Press Release dated February 29, 1996



--------------------------------------------

* Previously filed as an exhibit to the Current Report on Form 8-K dated November 3, 1995.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                              FULTON FINANCIAL CORPORATION


                              By: \s\ James K. Sperry

                                    James K. Sperry
                                    Executive Vice President
Date:  February 29, 1996

                                 EXHIBIT INDEX


                               REQUIRED EXHIBITS
                               -----------------


Number         Title                          Page (in accordance with
------         -----
                                              sequential numbering system)
                                              ----------------------------

*  2           Merger Agreement dated as of October 25,
               1995 between Fulton Financial
               Corporation and Gloucester County
               Bankshares, Inc.


 99            Press Release dated February 29, 1996         6-7



--------------------------------------------

* Previously filed as an exhibit to the Current Report on Form 8-K dated November 3, 1995.

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